UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2010

TEAM, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Hermann Drive
Alvin, Texas 77511
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 331-6154

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 — CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 — CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the — Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the — Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2010, the Board of Directors of Team, Inc. (the “Company”) appointed Ted W. Owen to the new position of Executive Vice President and Chief Financial Officer and Peter W. Wallace to the new position of Executive Vice President and Chief Operating Officer.  Previously, Mr. Owen, 58, was Senior Vice President and Chief Financial Officer of the Company and has served in various capacities with the Company since 1998.   Previously, Mr. Wallace, 47, was Senior Vice President, Commercial Support and Business Development of the Company, and has served in various capacities with the Company since 1987.

A copy of the press release is attached as Exhibit 99.1, which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits. The following exhibit is furnished as part of Item 5.02 of this Current Report on Form 8-K:

Exhibit number	Description

99.1	Team, Inc.’s Press Release issued June 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Team, Inc.
(Registrant)

Date: June 25, 2010	By:	/s/ André C. Bouchard
André C. Bouchard
Senior Vice President – Administration, General Counsel and Secretary